Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                    May, 2000
           Series 2000-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.373663
                                                      ------------------------
     Weighted average maturity                                         349.97
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                             Principal
          Principal Per   Prepayments Per Interest Per
    Class  Certificate      Certificate    Certificate   Payout Rate
    -----  -----------      -----------    -----------   -----------
     PO   $   1.00253890  $   0.17769999  $ 0.00000000   %0.00000000
     A1   $  10.85546982  $  10.03587956  $ 6.25379771   %7.75000003
     A2   $   0.00000000  $   0.00000000  $ 6.45833307   %7.74999969
     A3   $   0.67674323  $   0.62564899  $ 6.44541064   %7.75000017
     S    $   0.00000000  $   0.00000000  $ 0.46707527   %0.57684329
     M    $   0.67674300  $   0.00000000  $ 6.44540967   %7.74999900
     B1   $   0.67674109  $   0.00000000  $ 6.44541093   %7.75000051
     B2   $   0.67674234  $   0.00000000  $ 6.44541183   %7.75000160
     B3   $   0.67674584  $   0.00000000  $ 6.44541568   %7.75000619
     B4   $   0.67674134  $   0.00000000  $ 6.44541752   %7.75000845
     B5   $   0.67674592  $   0.00000000  $ 6.44539978   %7.74999816
     R    $   0.00000000  $   0.00000000  $ 0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                        Accrual Amount
   Class
     N/A               $     N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       28,181.83
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  135,938,976.46
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,001
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            1,279,221.99  $    1,277,929.86  $            991.52 GEC0002PO
A1   $           98,477,220.78  $   97,373,241.21  $            957.47 36157BAP5
A2   $           12,712,000.00  $   12,712,000.00  $          1,000.00 36157BAQ3
A3   $           12,686,563.85  $   12,677,961.09  $            997.32 36157BAR1
S    $          103,660,071.11  $  102,571,030.37  $            961.44 GEC00002S
M    $            5,883,204.37  $    5,879,214.96  $            997.32 36157BAT7
B1   $            2,100,787.99  $    2,099,363.44  $            997.32 36157BAU4
B2   $            1,890,210.19  $    1,888,928.44  $            997.32 36157BAV2
B3   $              840,315.20  $      839,745.38  $            997.32 36157BAW0
B4   $              490,017.53  $      489,685.25  $            997.32 36157BAX8
B5   $              701,382.36  $      700,906.75  $            997.32 36157BAY6
R    $                    0.00  $            0.00  $              0.00 36157BAS9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            20       Principal Balance     $    2,329,378.48
                               --------                            -------------
        2.   60-89 days
             Number            1        Principal Balance     $      162,957.37
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                      $   1,996,611.00
                                                                  --------------

        2.    Bankruptcy Loss Amount:                          $     135,000.00
                                                                  --------------

        3.    Fraud Loss Amount:                               $   2,806,815.00
                                                                  --------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
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